SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2015

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of principal executive offices)		(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On December 3, 2015, the Company issued a press release announcing that on December 3, 2015, it closed the previously announced sale of 1,000,000 shares of its common stock to certain institutional investors, at a price of $11.52 per share.

The Company also advised in the press released that it intends to give 30 days’ advance notice to holders of notes issued in the second quarter of 2012 that the Company intends to use $10,000,000 from the offering to pay those notes in full on January 5, 2016.

A copy of the Press Release announcing the closing of the sale is attached as Exhibit 99.1

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release Dated December 3, 2015

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 3, 2015	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release Dated December 3, 2015